UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2012

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089

(Address of principal executive offices, including ZIP code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As indicated below, on April 26, 2012, the stockholder of Rambus Inc. approved amendments to the Rambus 2006 Equity Incentive Plan (to increase the number of shares of common stock reserved for issuance under such plan by 6,500,000 shares) and the Rambus 2006 Employee Stock Purchase Plan (to increase the number of shares of common stock reserved for issuance under such plan by 1,500,000 shares).  The Board previously approved these amendments for the increases under both plans subject to stockholder approval.

Detailed summaries of the plans are set forth in the Rambus proxy statement for its 2012 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 15, 2012.  The foregoing and the summaries contained in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the plans and the related forms of agreements which are filed as exhibits hereto and are incorporated herein by reference.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On April 26, 2012, Rambus held its 2012 Annual Meeting of Stockholders. The matters voted upon at the meeting for stockholders of record as of March 1, 2012, each of which was approved or, in the case of directors, each of whom was elected, and the vote with respect to each such matter are set forth below:

(i) Election of four Class I directors for a term of two years expiring in 2014:

Name	For	Withheld
J. Thomas Bentley	54,561,621	5,664,779

Sunlin Chou, Ph.D.	55,095,969	4,850,887

Harold Hughes	53,165,290	7,213,325

Abraham D. Sofaer	54,185,393	6,193,870

Broker Non-Votes (for all): 29,743,099

(ii) Advisory Vote on Executive Compensation:

For: 31,612,728	Against: 28,729,002	Abstentions: 309,274

Broker Non-Votes:	29,743,099

(iii) Approval of amending the 2006 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under such plan by 6,500,000 shares:

For: 52,314,947	Against: 8,103,375	Abstentions: 232,682

Broker Non-Votes:	29,743,099

(iv)  Approval of amending the 2006 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under such plan by 1,500,000 shares:

For: 53,378,565	Against: 7,051,756	Abstentions: 220,683

Broker Non-Votes:	29,743,099

(v)  Approval of a one-time exchange with respect to certain stock options held by our current employees:

For: 49,569,753	Against: 10,842,654	Abstentions: 238,597

Broker Non-Votes:	29,743,099

(vi) Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the period ending December 31, 2011:

For: 84,984,023	Against: 4,470,693	Abstentions: 939,387

There were 110,402,025 shares issued, outstanding and eligible to vote at the meeting.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

10.1	2006 Equity Incentive Plan, as amended.

10.2	Forms of agreements under the 2006 Equity Incentive Plan, as amended (incorporated by reference to the Form 8-K filed on May 16, 2006).

10.3	2006 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2006 Equity Incentive Plan, as amended.

10.2	Forms of agreements under the 2006 Equity Incentive Plan, as amended (incorporated by reference to the Form 8-K filed on May 16, 2006).

10.3	2006 Employee Stock Purchase Plan, as amended.